SECURITY AGREEMENT

This SECURITY AGREEMENT (the "Agreement") is made and entered into as of the 29th day of September, 2006, by and between PAUL L. BARHAM, an individual ("Barham"), CLIVE RUSSELL, an individual, ("Russell"), GEOFFREY DART, an individual ("Dart"), and APSLEY ESTATES, LTD. ("Apsley") (jointly and severally, Barham, Russell, Dart and Apsley, hereinafter referred to as "Debtor"), and HARRELL HOSPITALITY GROUP, INC., a Delaware corporation (hereinafter referred to as "Secured Party"), whose address is P.O. Box 260328, Plano, Texas 75026; and provides as follows:

W I T N E S S E T H:

WHEREAS, Secured Party has agreed to extend credit to the Debtor on the terms and conditions set forth in that certain Stock Purchase Agreement by and between the Debtor and Secured Party (the "Stock Purchase Agreement") such indebtedness to be evidenced by a Promissory Note in the amount of $250,000.00 (the "Note");

NOW, THEREFORE, for and in consideration of the premises and of Debtor's obligations under the Stock Purchase Agreement, and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

1. Security Interest. As security for the due and punctual payment in full of the principal and interest on all amounts from time to time owed by the Debtor to Secured Party, costs and attorneys' fees and all obligations owed by the Debtor to Secured Party hereunder and as security for Debtor's obligations to Secured Party (hereinafter the "Obligations"), Debtor hereby mortgages, pledges, assigns, transfers, sets over, conveys and delivers to Secured Party and grants to Secured Party security interests (the "Security Interests") in all of the following rights, interests and properties (all of which are collectively hereinafter referred to as the "Collateral"):

  (a) 1,000 shares of Hotel Management Group, Inc. common stock, owned by or in the name of Debtor (the AStock@), as well as any proceeds, replacements, or additions thereto made by Debtor;

  (b) all dividends on the Stock;

  (c) all additions to the Stock of any kind from any source;

    (d) any substitutions of the Stock; and

  (e) all proceeds, cash and noncash, of the Stock.

Until payment in full of all Obligations, the Secured Party's security interest in the Collateral granted hereby shall continue in full force and effect.

2. Representations and Warranties.

  (a) Debtor represents and warrants to Secured Party that:

    (i) Debtor has all requisite authority to execute and deliver this Agreement and this Agreement is enforceable in accordance with its terms;

(ii) No financing statement covering the Collateral, or any part thereof, is currently on file with any filing officer; and

(iii) No other security agreement is currently in effect and no security interest, other than the Security Interests herein granted, has attached to or has been perfected in the Collateral or in any part thereof.

  (b) The delivery at any time by Debtor to Secured Party of any documents describing, listing, or purporting to evidence any portion of the Collateral or the title thereto shall constitute a representation and warranty by Debtor under this Agreement that, with respect to such Collateral:

    (i) Debtor has good and merchantable title to, and sole ownership of, the Collateral, subject to no other security interests, liens or encumbrances;

    (ii) no financing statement covering any Collateral, or any part thereof, has been filed with any filing officer;

(iii) all agreements or contracts constituting any of the Collateral are enforceable against the parties thereto and are in full force and effect;

    (iv) to Debtor's best knowledge and belief, no dispute or right of set off, counterclaim or defenses exist with respect to the Collateral or any part thereof;

  (v) the Collateral is transferable to Secured Party;

    (vi) no securities registration or filings with the Securities and Exchange Commission or under the securities laws or any state is necessary for the sale or resale of the Collateral.

3. Covenants.

(a) Debtor covenants and agrees:

    (i) to from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents and financing statements, and do all other acts or things, as Secured Party may reasonably request in order to more fully evidence and perfect the Security Interests;

    (ii) to keep the Collateral free from any lien, attachment, security interest, sequestration, encumbrance, or any other legal or equitable process, or any encumbrance of any kind of character, except as may be granted to Secured Party or of which Secured Party has actual knowledge and to which it otherwise consents in writing;

    (iii) should the Collateral, or any part thereof, ever be in any manner converted into another type of property or any money or other proceeds ever be paid or delivered to the Debtor, then, in any such event, all such property, money or other proceeds shall become part of the Collateral, and Debtor will forthwith pay and deliver to Secured Party all of the same, which are acceptable of delivery, and, at the same time, if Secured Party deems it necessary and so requests, Debtor will properly endorse or assign the same. Until such delivery to Secured Party, Debtor shall hold any Collateral as trustee for the benefit of Secured Party;

    (v) promptly notify Secured Party of any material change in any fact or circumstance warranted or represented by Debtor in this Agreement or in any other document furnished by Debtor to Secured Party in connection with the Collateral;

    (vi) promptly notify Secured Party of any claim, action or proceeding which could adversely affect Debtor's title to the Collateral, or any part thereof, or the effectiveness of the Security Interests, and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding;

    (vii) promptly after being requested by Secured Party, pay to Secured Party the amount of all reasonable expenses, including reasonable attorneys' fees and other legal expenses, incurred by Secured Party in enforcing the Security Interests;

    (viii) do all things necessary or appropriate to enable Secured Party to fully exercise its rights under this Agreement.

(b) Debtor covenants and agrees that without the prior written consent of Secured Party, Debtor shall not:

    (i) sell, assign or transfer any of the Collateral or;

    (ii) hereafter create in favor of anyone, except Secured Party, any other security interest in any of the Collateral, or in any part thereof, or otherwise encumber or permit the same to become subject to any lien, attachment, execution, sequestration, or other legal or equitable process;

4. Default. As used herein the term "Default" means the occurrence of one or more of the following events:

  (a) the failure of the Debtor to pay any of the Obligations as and when the same become due and payable in accordance with their respective terms; or

  (b) the failure of the Debtor to punctually and properly to perform any covenant, agreement or condition contained herein or in the Stock Purchase Agreement or in any other agreement between the Debtor and Secured Party; or

(c) the insolvency of the Debtor; or

  (d) the levy against the Collateral, or any part thereof, of any execution, attachment, sequestration, or other writ, including but not limited to any such levy by any other party having a security interest in the Collateral; or

(e) the appointment of a receiver of the Debtor or of the Collateral, or any part thereof; or

(f) the receipt by Secured Party of information establishing that any representation or warranty made by Debtor herein or in any other document delivered by the Debtor or to Secured Party in connection with the Stock Purchase Agreement or herein is false, misleading or erroneous in any material respect when made.

5. Default Remedies. Upon the occurrence of a Default, in addition to any and all other rights and remedies which Secured Party may then have hereunder, or under the Uniform Commercial Code of the State of Texas or any other pertinent jurisdiction in which the Collateral may be located (the "Code"), or otherwise, Secured Party may, at its option, accelerate the maturity date of all of the Obligations and declare all of the same, principal, interest and fees, to be immediately due and payable, without demand, presentment, notice of intent to accelerate or notice of acceleration, all of which are hereby expressly waived by Debtor, and Secured Party may, at its option:

  (a) in its name or in the name of Debtor, demand, sue for, collect or receive any money or property at any time payable or receivable or in exchange for, or make any compromise or settlement deemed desirable with respect to any of the Collateral, but shall be under no obligation to do so;

(b) reduce its claim to judgment or foreclosure or otherwise enforce the Security Interests, in whole or in part, by any available judicial procedure;

    (c) conduct a sale of the Collateral pursuant to the Code;

  (d) exercise any and all other rights, remedies and privileges it may have hereunder or under applicable law; and

  (e) upon the occurrence of a Default, Debtor hereby irrevocably makes, constitutes and appoints Secured Party or any of its officers or designees its true and lawful attorney-in-fact (A) to enforce all rights of Debtor under and pursuant to any agreements relating to the Collateral, all for the sole benefit of Secured Party, or (B) to enter into and perform such agreements as may be necessary in order to carry out the provisions of this Agreement, or to carry out the terms, covenants and conditions of this Agreement which are required to be observed or performed by Debtor, or (C) to execute such other and further grants, mortgages, pledges and assignments of the Collateral as Secured Party may reasonably require for the protecting or maintaining of the Security Interests granted to Secured Party by this Agreement, and (D) Debtor hereby ratifies and confirms all that Secured Party, as such attorney-in-fact, or its substitutes, shall do by virtue of this power of attorney.

Secured Party shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delivery of any kind incurred with respect to any instrument received in payment for the Collateral or for any damage resulting therefrom. In no event shall Secured Party be liable for any manner or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof.

Nothing contained herein to the contrary, Secured Party shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral.

6. Application of Proceeds. If Default shall have occurred and be continuing, all proceeds received from the sale or other disposition of any of the Collateral shall be applied by Secured Party as follows:

First: to the payment of all costs and expenses incurred in connection with any such sale of the Collateral, including, without limitation, all court costs and the reasonable fees and expenses of agents and of counsel for Secured Party in connection therewith, and to the payment of all costs and expenses paid or incurred by Secured Party hereunder, or the exercise of any right or remedy hereunder or thereunder, to the extent that such advances, costs and expenses shall not have been paid to Secured Party upon its demand therefor;

Second: to the payment or reduction of any interest on the Note then due and payable, then the payment of all principal on the Note whether at the stated maturity thereof or by acceleration or otherwise;

Third: to the payment in full of all other Obligations; and

Fourth: the balance, if any, of such proceeds remaining after payment in full of the foregoing items shall be remitted to Debtor or as a court of competent jurisdiction may otherwise direct.

7. Taxes; Financing Statements. At its option, Secured Party may discharge past due taxes, liens or security interests or other encumbrances at any time levied or placed on any of the Collateral and may pay for the maintenance and preservation thereof, and Debtor agrees to reimburse Secured Party on demand for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization; provided, however, that nothing in this Section 7 or its exercise may be interpreted as excusing Debtor from performance of any covenants or other promises with respect to such past due taxes, liens, security interests or other encumbrances.

Debtor hereby authorizes Secured Party to file financing statements and any amendments thereto or continuations thereof.

At any time during the term hereof at Secured Party's request, Debtor shall deliver to Secured Party all necessary documentation reasonably requested by Secured Party for Secured Party to record its position as lienholder.

8. Remedies Cumulative, Etc. The rights, remedies and benefits of Secured Party herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which Secured Party may have under this Agreement, at law, in equity, by statute or otherwise. Without limiting the generality of the foregoing, Secured Party shall have all rights and remedies of a secured creditor under Article 9 of the Uniform Commercial Code in the jurisdiction or jurisdictions where any of the Collateral is located.

9. Expenses, Etc. Debtor will pay to Secured Party all expenses (including expenses for legal services of every kind) of, or incidental to, the enforcement of any of the provisions of this Agreement or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof, and the care of the Collateral and defending or asserting the rights and claims of Secured Party in respect thereof, by litigation or otherwise, including expenses of insurance; and all such expenses shall be secured by this Agreement.

10. No Delay, Waiver, Etc. No delay on the part of Secured Party in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. Debtor hereby waives presentment, notice of intention to accelerate the Note, notice of acceleration, notice of dishonor and protest of all instruments included in or evidencing the liability of Debtor and any and all other notices and demands whatsoever (except notices specifically provided for herein), whether or not relating to such instruments.

11. Modification. No amendment hereof shall be effective unless contained in a written instrument signed by the parties hereto.

12. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of Texas, and shall be governed by and construed in accordance with the laws of the State of Texas.

13. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid, and enforceable.

14. Counterparts. This Agreement may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute collectively, one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

15. Survival. All covenants, agreements, undertakings, representations, and warranties made herein shall survive all closings hereunder and, except as otherwise indicated, shall not be affected by an investigation made by any party.

16. Binding Agreement. Agreement shall be binding upon and inure to the benefit of Debtor, his heirs, representatives and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement or caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

DEBTOR:

                Paul L. Barham, individually Geoffrey Dart, individually

Apsley Estates, Ltd.

Clive Russell, individually

                By:

Printed Name:

Title:

SECURED PARTY:

Harrell Hospitality Group, Inc.

By:

Paul L. Barham, Chief Executive Officer